UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 26, 2005
                                                         ----------------


                                  PRAXAIR, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE
(State or Other jurisdiction of incorporation)

1-11037                                        06-124-9050
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(Commission File Number)                       (IRS Employer Identification No.)


39 OLD RIDGEBURY ROAD, DANBURY, CT                            06810-5113
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(Address of principal executive offices)                      (Zip Code)


(203)837-2000
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(Registrant's telephone number, including area code)


N/A
---
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
-------------------------------------------------------

On January 26, 2005, Praxair, Inc. issued a press release setting forth Praxair, Inc.'s fourth quarter 2004 earnings. A copy of Praxair, Inc.'s press release is attached hereto as Exhibit (99) and is hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PRAXAIR, INC.
                                                   -------------
                                                   Registrant


Date: January 26, 2005                             By: /s/ Patrick M. Clark
     ------------------                                -------------------------
                                                   Patrick M. Clark
                                                   Vice President and Controller


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Exhibit Index

Exhibit 99.1  Press release dated January 26, 2005